UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest reported event): September 9, 2004

                           The Navigators Group, Inc.
             (Exact name of registrant as specified in its chapter)



    DELAWARE                        0-15886                      13-3138397
--------------------------------------------------------------------------------
   (State of                      (Commission                 (I.R.S. Employer
  organization)                   File Number)               Identification No.)





   One Penn Plaza, New York, NY                                   10119
     -----------------------------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (212) 244-2333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
                                (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                               (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

          On September 9. 2004, H.J. Mervyn Blakeney was elected to the Board of Directors of The Navigators Group, Inc. Additionally, Mr. Blakeney was appointed to the Company's Finance Committee and Underwriting Advisory Committee. Mr. Blakeney is also the non-executive chairman of the Company's Lloyd's managing agency, a wholly-owned subsidiary.

          See the attached press release dated September 9, 2004.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE NAVIGATORS GROUP, INC.
                                  --------------------------
                                  (Registrant)


                                  /s/ Bradley D. Wiley
                                  ----------------------------------------------
                                  Name:   Bradley D. Wiley
                                  Title:  Senior Vice President, Financial
                                          Compliance Officer and Secretary



Date: September 14, 2004

INDEX TO EXHIBITS


Number            Description
------            -----------

  99.1            Press Release dated September 9, 2004